UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2016 (December 9, 2016)

Inspyr Therapeutics, Inc.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

31200 Via Colinas, Suite 200

Westlake Village CA 91362

(Address of Principal Executive Offices)

818-661-6302

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 9, 2016, Inspyr Therapeutics, Inc. (“Company”) entered into securities purchase agreements (“Securities Purchase Agreement”) with certain institutional accredited investors (the “Investors”). Pursuant to the Securities Purchase Agreement, the Company sold $1,000,000 of the Company’s securities (“Offering”) consisting of $850,000 in cash and the cancellation of $150,000 of obligations. The securities consist of approximately: (i) 1,000 shares of Series B 0% Convertible Preferred Stock (“Series B Preferred Stock”) with a stated value of $1,000 and which are immediately convertible into 1,333,336 shares of the Company’s common stock, subject to certain beneficial ownership limitations, at a conversion price equal to $0.75, subject to adjustment (“Conversion Price”), and (ii) an aggregate of 4,000,008 common stock purchase warrants as described below. The Conversion Price is subject to certain reset adjustments as more fully described in the Certificate of Designation (as defined below), including (a) the date of any future amendment to the Company’s certificate of incorporation with respect to a reverse stock split, (b) the effective dates of the initial registration statement registering the common shares underlying the Series B Preferred Stock as required under the Registration Rights Agreement (defined below) and (c) in certain cases, the six (6) and twelve (12) month anniversaries of the closing of this offering if certain registration and public information requirements are not met. The Series B Preferred Stock also has a liquidation preference ahead of the Company’s common stock and has anti-dilution protection until such time that the Series B Preferred Stock is no longer outstanding.

The Investors also received an aggregate of approximately: (i) 1,333,336 Series J common stock purchase warrants (“Series J Warrants”), (ii) 1,333,336 Series K common stock purchase warrants (“Series K Warrants”) and (iii) 1,333,336 Series L common stock purchase warrants (“Series L Warrants”) (collectively, the “Warrants”). The Series J Warrants have an exercise price of $0.90 per share, subject to adjustment, and a term of five (5) years from the date of issuance, the Series K Warrants have an exercise price of $0.75 per share, subject to adjustment, and a term of six (6) months from the date of issuance and the Series L warrants have an exercise price of $0.75, subject to adjustment, and a term of twelve (12) months from the date of issuance. The Warrants are immediately exercisable and separately transferable from the Series B Preferred Stock. In the event that the shares underlying the Warrants are not subject to a registration statement at the time of exercise, the Warrants may be exercised on a cashless basis after 6 months from the issuance date. The exercise price of the Warrants is subject to certain reset adjustments as more fully described in the form of Warrants, including (i) the date of any future amendment to the Company’s certificate of incorporation with respect to a reverse stock split, (ii) the effective dates of the initial registration statement registering the common shares underlying the Warrants as required under the Registration Rights Agreement (defined below) and (iii) in certain cases, the six (6) and twelve (12) month anniversaries of the date of issuance of the Warrants if certain registration and public information requirements are not met. The Warrants also contain provisions providing for an adjustment in the underlying number of shares and exercise price in the event of stock splits or dividends and fundamental transactions. Additionally, the Warrants contain anti-dilution protection until such time that the Warrants are no longer outstanding. The closing of the Offering is anticipated to occur on or about December 14, 2016, subject to customary closing conditions.

In connection with the Offering, the Investors also entered in a registration rights agreement (“Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (“the Commission”) within 30 days from the date of the Registration Rights Agreement to register the resale of 200% of the shares of common stock underlying the Series B Preferred Stock and 100% of the shares of common stock underlying the Warrants and to maintain the effectiveness thereunder. The Company also agreed to have the registration statement declared effective within 60 days from the date of the Registration Rights Agreement and keep the registration statement continuously effective until the earlier of (i) the date after which all of the securities to be registered thereunder have been sold, or (ii) the date on which all the securities to be registered thereunder may be sold without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 under the Securities Act of 1933, as amended. We are also obligated to pay the Investors, as partial liquidated damages, a fee of 1.5% of each Investor’s subscription amount per month in cash upon the occurrence of certain events, including our failure to file and / or have the registration statement declared effective within the time provided.

Rodman & Renshaw, a unit of H.C. Wainwright & Co., LLC (the “Placement Agent”) is acting as the sole placement agent for the Offering. The Placement Agent is entitled to (i) a commission equal to 10% of gross proceeds, for an aggregate commission of $100,000 and (ii) a non-accountable expense allowance equal to 1.0% of the gross proceeds, or $10,000, and a management fee equal to 1.0% of the gross proceeds, or $10,000. The Placement Agent has agreed to take $100,000 worth of compensation in securities, upon the same terms as the Investors are purchasing in the Offering. The Placement Agent shall also receive common stock purchase warrants to purchase such number of shares of common stock equal to 10% of the shares of common stock issuable upon conversion of the Series B Preferred Stock sold in the offering to Investors, or 133,334 placement agent warrants with substantially the same terms as the Series J Warrants (“PA Warrants”). The Placement Agent will also receive a cash fee of 10% of gross proceeds received from the exercise of the Warrants. The Placement Agent shall further have a right of first refusal for a twelve (12) month period to act as lead underwriter, placement agent or manager with respect to a public offering transaction of debt or equity of the Company’s securities.

The Investors were additionally given a right of participation in future offerings for a period of up to eighteen (18) months from the date in which the shares underlying the Series B Preferred Stock and Warrants are registered as contemplated in the Registration Rights Agreement. The Securities Purchase Agreement also prohibits the Company from issuing any common stock, subject to certain exemptions, for a period of 90 days following the effectiveness of the registration statement as contemplated in the Registration Rights Agreement without the written approval of the Investors owning at least 51% of the securities issued in the Offering. Additionally, until the twelve (12) month anniversary of such effectiveness of the registration statement, the Company is prohibited from entering into any agreement to effect any issuance of common stock in a variable rate transaction.

The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summaries of each of the Securities Purchase Agreement, Registration Rights Agreement and Warrants are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02 and 10.03, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03. On December 9, 2016, and in connection with the anticipated issuance of the Series B Preferred Stock in the Offering, the Company filed a Certificate of Designation to its Restated Certificate of Incorporation (“Certificate of Designation”) with the Secretary of State of the State of Delaware, authorizing and establishing the rights, preferences, and privileges of the Series B Preferred Stock. Copies of the Certificate of Designation relating to the Series B Preferred Stock and the form of stock certificate are attached as Exhibits 3.01 and 4.01 to this Current Report on Form 8-K and are incorporated by reference.

Item 8.01	Other Events.

On December 12, 2016, the Company announced the Offering in a press release. A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
3.01	Certificate of Designation
4.01	Form of Series B Preferred Stock Certificate
10.01	Form of Securities Purchase Agreement
10.02	Form of Registration Rights Agreement
10.03	Form of Warrant
99.01	Press Release Dated December 12, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2016

Inspyr Therapeutics, Inc.

By:	/s/ Christopher Lowe
Christopher Lowe
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01	Certificate of Designation
4.01	Form of Series B Preferred Stock Certificate
10.01	Form of Securities Purchase Agreement
10.02	Form of Registration Rights Agreement
10.03	Form of Warrant
99.01	Press Release Dated December 12, 2016